UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 16, 2012

VIASYSTEMS GROUP, INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	001-15755	75-2668620
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 South Hanley Road

St. Louis, MO 63105

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (314) 727-2087

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 16, 2012, DDi Corp (“DDi”), Viasystems Technologies Corp., L.L.C., (“Technologies”), Viasystems Corporation (“Viasystems Corp.” and, together with Technologies, the “Borrowers”), Viasystems, Inc., Viasystems International, Inc. (“International”), Merix Asia, Inc. (“Asia” and together with Viasystems, Inc. and International, the “Guarantors”), entered into Amendment No. 5 to Loan and Security Agreement and Consent (“Amendment No. 5”) by and among the Borrowers, the Guarantors, the parties thereto from time to time as lenders (the “Lenders”) and Wells Fargo Capital Finance, LLC, as administrative agent for the Lenders (the “Agent”), in respect of the Loan and Security Agreement, dated as of February 16, 2010, by and among the Borrowers, the Guarantors, the Agent and the Lenders. The full text of Amendment No. 5 is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On April 16, 2012, Viasystems Group, Inc. (the “Company” or “Viasystems”) issued a press release announcing its preliminary estimated net sales, orders as a percentage of net sales, estimated operating income, and estimated Adjusted EBITDA for the first quarter ending March 31, 2012. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure

Viasystems is disclosing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.2, which information is incorporated by reference herein. This information, which has not been previously reported or modifies previously reported information, is excerpted from a preliminary offering circular that is being disseminated in connection with the private offering by Viasystems, Inc., a wholly owned subsidiary of Viasystems, of $550,000,000 in aggregate principal amount of senior secured notes due 2019 (the “Notes”). The net proceeds of this offering are intended to be used to fund the previously announced Agreement and Plan of Merger between the Company, Victor Merger Sub Corp., a wholly owned subsidiary of the Company, and DDi and to redeem or otherwise repurchase any outstanding 12.0% Senior Secured Notes due 2015 and to pay transaction fees and expenses.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy the offered Notes, nor shall there be any sales of Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

The information included herein, including Exhibit 99.2, shall be deemed furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

This Current Report contains forward-looking statements as defined by the federal securities laws, including without limitation, statements about the completion of the offering and the use of proceeds from the offering. These statements are based upon the Company’s current expectations and assumptions, which are inherently subject to various risks and uncertainties that could cause actual results to differ from those anticipated, projected, or implied. Certain factors that could cause actual results to differ include adverse conditions in the capital markets, the Company’s inability to secure financing on suitable terms or at all, changes in federal or state securities laws and other factors described in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update forward-looking information contained in this Current Report.

Item 8.01. Other Events.

On April 16, 2012, Viasystems issued a press release announcing a proposed private offering of $550 million of senior secured notes by Viasystems, Inc. A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment No. 5, by and among Technologies and Viasystems Corp., as Borrowers, Viasystems, Inc., International and Asia, as Guarantors, and the Agent

99.1	Press release dated April 16, 2012 entitled “Viasystems Estimates First Quarter Sales and Operating Income.”

99.2	Excerpts from Preliminary Offering Circular

99.3	Press release dated April 16, 2012 entitled “Viasystems Announces Proposed Private Offering of $550 Million of Senior Secured Notes by its Subsidiary Viasystems, Inc.”

Additional Information and Where to Find It

DDi has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement in connection with the proposed merger with Viasystems. The definitive proxy statement will be sent or given to the stockholders of DDi and will contain important information about the proposed merger and related matters. SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND, WHEN IT BECOMES AVAILABLE, THE DEFINITIVE PROXY STATEMENT, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY DO OR WILL, AS THE CASE MAY BE, CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The preliminary proxy statement and definitive proxy statement (when it becomes available), and any other documents filed by DDi with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the preliminary proxy statement (and the definitive proxy statement, when it becomes available) from DDi by contacting Investor Relations by telephone at (714) 688-7200, or by going to DDi’s Investor Relations page on its corporate web site at www.ddiglobal.com.

Participants in the Solicitation

DDi and Viasystems and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from DDi stockholders in connection with the proposed merger. Information about Viasystems’s directors and executive officers is set forth in Viasystems’s proxy statement for its 2012 Annual Meeting of Stockholders filed with the SEC on March 21, 2012, and its Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 15, 2012. These documents are available free of charge at the SEC’s web site at www.sec.gov, and by mail at Viasystems Group, Inc., 101 South Hanley Road, Suite 1800, St. Louis, MO 63105, Attention: Investor Relations, or by going to Viasystems’s Investor Relations page on its corporate web site at www.viasystems.com. Information about DDi’s directors and executive officers is set forth in its proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2011. Information about the interests of DDi’s directors and executive officers in the solicitation of proxies in connection with the merger is set forth in its notice of special meeting of stockholders and preliminary proxy statement, which was filed with the SEC on April 12, 2012. These documents are available free of charge from the SEC at the SEC’s web site at www.sec.gov or at a public reference room, the location of which you can find by calling the SEC at (800) SEC-0330, and from DDi by contacting Investor Relations by telephone at (714) 688-7200, or by going to DDi’s Investor Relations page on its corporate web site at www.ddiglobal.com.

Information about DDi’s directors and executive officers is set forth in its proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2011. Information about the interests of DDi’s directors and executive officers in the solicitation of proxies in connection with the merger is set forth in its notice of special meeting of stockholders and preliminary proxy statement, which was filed with the SEC on April 12, 2012. These documents are available free of charge from the SEC at the SEC’s web site at www.sec.gov or at a public reference room, the location of which you can find by calling the SEC at (800) SEC-0330, and from DDi by contacting Investor Relations by telephone at (714) 688-7200, or by going to DDi’s Investor Relations page on its corporate web site at www.ddiglobal.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASYSTEMS GROUP, INC.

By:	/s/ Christopher R. Isaak
Christopher R. Isaak
Vice President, Corporate Controller and Chief Accounting Officer

Date: April 17, 2012

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Amendment No. 5, by and among Technologies and Viasystems Corp., as Borrowers, Viasystems, Inc., International and Asia, as Guarantors, and the Agent

99.1	Press release dated April 16, 2012 entitled “Viasystems Estimates First Quarter Sales and Operating Income.”

99.2	Excerpts from Preliminary Offering Circular

99.3	Press release dated April 16, 2012 entitled “Viasystems Announces Proposed Private Offering of $550 Million of Senior Secured Notes by its Subsidiary Viasystems, Inc.”